August 31, 2011

as revised March 12, 2012

Wilmington Broad Market Bond Fund

Class A (AKIRX)

Class I (ARKIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2011, as supplemented, are incorporated by reference into this Summary Prospectus.

SUMMARY PROSPECTUS August 31, 2011 as revised March 12, 2012

WILMINGTON BROAD MARKET BOND FUND

Class/Ticker        A AKIRX        I ARKIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2011, as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.wilmingtonfunds.com, email a request to funds@wilmingtontrust.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund seeks to provide current income and secondarily, capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.43%	0.43%
Total Annual Fund Operating Expenses	1.18%	0.93%
Fee Waivers and/or Expense Reimbursements(1)	0.18%	0.28%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.00%	0.65%

(1)	The Fund’s advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.00% and 0.65%, respectively. This waiver may be amended or withdrawn after August 31, 2013, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$547	$772	$1,035	$1,785
Class I
Expenses assuming redemption	$66	$238	$458	$1,089

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset

SUMMARY PROSPECTUS / August 31, 2011, as revised March 12, 2012	1

WILMINGTON BROAD MARKET BOND FUND

backed securities. The Fund’s Advisor will generally select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund seeks to maintain a dollar-weighted average maturity of four to ten years. However, the dollar-weighted average maturity of the Fund’s investments will vary depending on market conditions.

In selecting securities for the Fund, the Advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Prices of fixed income securities generally fall when interest rates rise and vice versa.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities.

•

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) and the Fund’s secondary index, the Lipper Corporate A-Rated Debt Funds Average which shows how the Fund’s performance compares with the returns of an index of funds with similar investment goals. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 4.99% 9/30/2009
Worst Quarter (2.83)% 6/30/2004

The Fund’s Class A Shares total return for the six-month period from January 1, 2011 to June 30, 2011 was 2.86%.

2	August 31, 2011, as revised March 12, 2012 / SUMMARY PROSPECTUS

WILMINGTON BROAD MARKET BOND FUND

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	2.67%	4.08%	4.43%
Return After Taxes on Distributions	0.79%	2.41%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	1.72%	2.49%	2.77%
Class I Shares
Return Before Taxes	7.86%	5.27%	5.11%
BCAB (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84%
Lipper Corporate A-Rated Debt Funds Average (reflects no deduction for taxes)	7.51%	4.78%	5.24%

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
James M. Hannan	Administrative Vice President at WTIA	2002
Wilmer C. Stith III, CFA	Vice President at WTIA	1996
Dominick J. D’Eramo, CFA	Vice President at WTIA	2012
Randy H. Vogel, CFA	Vice President at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS / August 31, 2011, as revised March 12, 2012	3

WILMINGTON BROAD MARKET BOND FUND

WT BMB 3.12.12

4	August 31, 2011, as revised March 12, 2012 / SUMMARY PROSPECTUS